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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JULY 17, 2002

                                  -------------



                             MTC TECHNOLOGIES, INC.
               ---------------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


             DELAWARE                  333-87590              02-0593816
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    (STATE OR OTHER JURISDICTION      (COMMISSION            (IRS EMPLOYER
         OF INCORPORATION)             FILE NUMBER)      IDENTIFICATION NUMBER)


      4032 Linden Avenue, Dayton, Ohio                       45432
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 (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                 (ZIP CODE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (937) 252-9199

                                 --------------

                                      N/A
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         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

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ITEM 5.  OTHER EVENTS.

     On July 17, 2002, the Company issued a press release announcing a government contract award to Modern Technologies Corp. for installation of Forward Looking Infrared (FLIR) for C130 aircraft under the Flexible Acquisition and Sustainment Tool (FAST) contract. A copy of the press release is attached as
Exhibit 99.1 hereto and incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (c)  EXHIBITS.

            Ex. 99.1 Press Release dated July 17, 2002.



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date: July 17, 2002

                                       MTC TECHNOLOGIES, INC.


                                       By: /s/ David Gutridge
                                          -----------------------------------
                                          David Gutridge
                                          Chief Financial Officer


                                INDEX TO EXHIBITS

Exhibit                                Description of Exhibit

    99.1                               Press Release, dated July 17, 2002